UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2021 (April 23, 2021)

iCoreConnect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52765	13-4182867
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

888-810-7706

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 23, 2021, iCoreConnect Inc., a Nevada corporation (“Buyer”), acquired substantially all of the assets and business of Heyns Unlimited LLC, an Arizona limited liability company, doing business as Advantech (“Seller”), in exchange for (i) 5,000,000 shares of restricted Common Stock of Buyer, (ii) $1,800,000 in cash and (iii) the assumption of certain liabilities and obligations of Seller.

Item 3.02. Unregistered Sales of Equity Securities.

On January 23, 2021, in reliance upon Section 4 (a) (2) of the Securities Act of 1934, as amended, iCoreConnect Inc. issued 5,000,000 shares of its Common Stock to Heyns Unlimited

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the acquisition of Heyns Unlimited, LLC, an Arizona limited liability company, doing business as Adventech is attached to this Form 8-K as Exhibit 99.1. A copy of the press release is also available on the Company website at www.icoreconnect.com/press-releases.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated April 28, 2021

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iCoreConnect, Inc.
(Registrant)

Dated: April 29, 2021	By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

3